UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported): November 11, 2005

                          Willis Group Holdings Limited
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             (Exact Name of Registrant as Specified in Its Charter)

                                     Bermuda
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                 (State or Other Jurisdiction of Incorporation)

         001-16503                                    98-0352587
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 (Commission File Number)                  (IRS Employer Identification No.)

                            c/o Willis Group Limited
                               Ten Trinity Square
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                            London EC3P 3AX, England
                    (Address of Principal Executive Offices)

                               (44) (20) 7488-8111
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              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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Item 8.01         Other Events

         On November 9, 2005, Willis Group Holdings Limited, a Bermuda company (the "Company"), entered into an Underwriting Agreement (the "Underwriting Agreement"), with Citigroup Global Markets Inc. and Lehman Brothers Inc. (collectively, the "Underwriters"), and Profit Sharing (Overseas), Limited Partnership and Fisher Capital Corp. L.L.C. (the "Selling Stockholders"), with respect to the offer and sale by the Selling Stockholders, and the purchase by the Underwriters, of 6,100,000 shares of common stock, par value $0.000115 per share, at a price of $36.41 per share. Concurrently with the offering, the Company entered into a Repurchase Agreement, dated November 9, 2005 (the "Repurchase Agreement"), with the Selling Stockholders, with respect to the purchase by the Company of 1,500,000 shares directly from the Selling Stockholders in a private transaction at $36.00, the net price per share to be received by the Selling Stockholders in the underwritten offering.

         The Underwriting Agreement and the Repurchase Agreement are filed herewith as Exhibits 1.1 and 10.1, respectively.

         On November 8, 2005, the Company issued the press release included as
Exhibit 99.1 to this Current Report on Form 8-K.

         On November 9, 2005, the Company issued the press release included as
Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01.        Financial Statements and Exhibits.

         (c) Exhibits.

          1.1 Underwriting Agreement, between the Company, the Underwriters and the Selling Stockholders, dated November 9, 2005

          10.1 Repurchase Agreement, between the Company and the Selling Stockholders, dated November 9, 2005

          99.1 Press Release of the Company, dated November 8, 2005

          99.2 Press Release of the Company, dated November 9, 2005


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WILLIS GROUP HOLDINGS LIMITED


Date: November 11, 2005                By: /s/ William P. Bowden, Jr.
                                           ---------------------------
                                       Name:      William P. Bowden, Jr.
                                       Title:     General Counsel




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                                 EXHIBIT INDEX


Exhibit No.     Description
-----------     -----------
 1.1 Underwriting Agreement, between the Company, the Underwriters and the Selling Stockholders, dated November 9, 2005

 10.1 Repurchase Agreement, between the Company and the Selling
      Stockholders, dated November 9, 2005

 99.1 Press Release of the Company, dated November 8, 2005

 99.2 Press Release of the Company, dated November 9, 2005